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                                                                    EXHIBIT 10.3


                           ARI NETWORK SERVICES, INC.
                         1993 DIRECTOR STOCK OPTION PLAN
                 (Amended and Restated as of December 10, 1998)



1.  PURPOSE OF THE PLAN


         The purpose of the Plan is to attract and retain superior Directors, to provide a stronger incentive for such Directors to put forth maximum effort for the continued success and growth of the Company and its Subsidiaries and, in combination with these goals, to encourage stock ownership in the Company by Directors.

2.  DEFINITIONS

         Unless the context otherwise requires, the following terms shall have the meanings set forth below:

                  (a) "Administrator" shall mean any committee of the Board of Directors or any executive officer or officers of the Company designated by the Board of Directors.

                  (b) "Board of Directors" shall mean the entire board of directors of the Company, consisting of both Employee and non-Employee members.

                  (c) "Code" shall mean the Internal Revenue Code of 1986 as amended.

                  (d) "Company" shall mean ARI Network Services, Inc., a Wisconsin corporation.

                  (e) "Director" shall mean an individual who is a member of the Board of Directors and is not an Employee.

                  (f) "Disability" shall mean a physical or mental incapacity which results in a Director no longer serving as a member of the Board of Directors.

                  (g) "Effective Date" shall mean May 21, 1993, or such other date as the Board of Directors may establish as the Effective Date.

                  (h) "Employee" shall mean an individual who is employed by the Company or a Subsidiary.

                  (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (j) "Market Price" shall mean the closing price of the Shares as reported on the National Association of Securities Dealers, Inc. Automated Quotation - National Market System ("NASDAQ"). However, if at any time the Shares are listed on any exchange, "Market Price" shall mean the average of the highest and lowest prices at which Shares are sold on such exchange. In the absence of reported sales on NASDAQ or on such exchange on any trading date, "Market Price" shall mean the reported closing price for the Shares on NASDAQ or such exchange on the day immediately preceding such date during which there were sales of Shares.


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                  (k) "Option" shall mean an option which does not comply with the provisions of Section 422 of the Code and which is granted under the Plan to purchase Shares.

                  (l) "Option Agreement" shall mean the agreement between the Company and a Director whereby an Option is granted to such Director.

                  (m) "Plan" shall mean this 1993 Director Stock Option Plan.

                  (n) "Share" shall mean a share of the $0.001 par value common stock of the Company.

                  (o) "Subsidiary" shall mean a subsidiary corporation of the Company as defined in Section 424(f) of the Code.

                  (p) "Triggering Event" shall mean the first to occur of any of the following:


                              (1) the acquisition (other than from the Company),
                        by any person, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), directly or indirectly, of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 20% or more of the then outstanding shares of common stock of the Company or voting securities representing 20% or more of the combined voting power of the Company's then outstanding voting securities entitled to vote in the election of directors; provided, however, that no Triggering Event shall be deemed to have occurred as a result of an acquisition of shares of common stock or voting securities of the Company by any other corporation or other entity with respect to which, following such acquisition, more than 50% of the outstanding shares of the common stock or voting securities entitled to vote in the election of directors are then beneficially owned, directly or indirectly, by the persons who were the Company's shareholders immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Company's then outstanding common stock; or

                              (2) any merger or consolidation of the Company
                        with any other corporation, other than a merger or consolidation which results in more than 60% of the outstanding shares of the common stock, and voting securities representing more than 60% of the combined voting power of the then outstanding voting securities entitled to vote in the election of directors, of the surviving or consolidated corporation being then beneficially owned, directly or indirectly, by the persons who were the Company's shareholders immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Company's then outstanding common stock; or

                              (3) any liquidation or dissolution of the Company
                        or the sale or other disposition of all or substantially all of the assets of the Company; provided, however, that the transfer of substantially all of the Company's assets to a wholly owned Subsidiary in connection with any corporate reorganization of the Company shall not be deemed to be a Triggering Event for purposes of the Plan; or




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                              (4) the Company shall enter into any agreement
                        (whether or not conditioned on shareholder approval) providing for or contemplating, or the Board of Directors shall approve and recommend that the shareholders of the Company accept, or approve or adopt, or the shareholders of the Company shall approve, any acquisition that would be a Triggering Event under clause (1), above, or a merger or consolidation that would be a Triggering Event under clause (2), above, or a liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company; or

                              (5) whether or not conditioned on shareholder
                        approval, the issuance by the Company of common stock representing a majority of the outstanding common stock, or voting securities representing a majority of the combined voting power of the outstanding voting securities of the Company entitled to vote in the election of directors, after giving effect to such transaction.

         Following the occurrence of an event which is not a Triggering Event whereby there is a successor holding company to the Company, or, if there is no such successor, whereby the Company is not the surviving corporation in a merger or consolidation, the surviving corporation or successor holding company (as the case may be), for purposes of this definition, shall thereafter be referred to as the Company.

3.  ADMINISTRATION

         The Plan shall be administered by the Administrator. The terms and conditions under which Options may be granted are set forth in Paragraph 6. The Administrator shall have the authority to interpret the provisions of the Plan, to establish such rules and procedures as may be necessary or advisable to administer the Plan and to make all determinations necessary or advisable for the administration of the Plan; provided, however, that no such interpretation or determination shall change or affect the eligibility of Directors to receive Options, the number of Shares covered by or the timing of any Option grant under the Plan or the terms and conditions thereof.

4.  SHARES RESERVED UNDER PLAN

         The aggregate number of Shares which may be issued or sold under the Plan and which are subject to outstanding Options at any time shall not exceed one hundred fifty thousand (150,000) Shares, which may be treasury Shares or authorized but unissued Shares, or a combination of the two, subject to adjustment as provided in Paragraph 10 hereof. Any Shares subject to an Option which expires or terminates for any reason (whether by voluntary surrender, lapse of time or otherwise) and is unexercised as to such Shares may again be the subject of an Option under the Plan subject to the limits set forth above. A Director shall be entitled to the rights and privileges of ownership with respect to the Shares subject to the Option only after actual purchase and issuance of such Shares pursuant to exercise of all or part of an Option.

5.  PARTICIPATION

         Only Directors shall be eligible to receive Options under the Plan.









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6.  OPTIONS: TERMS AND CONDITIONS

         Each Option granted under the Plan shall be evidenced by a written Option Agreement which shall comply with and be subject to the following terms and conditions:

         (a)      Number of Option Shares Granted; Grant Date.


                  (i) Initial Options. Each Director initially elected to the Board of Directors after the Effective Date shall be granted an Option to purchase such number of Shares as shall be determined by the Board of Directors, on the date of such initial election (the "Initial Options").

                  (ii) Annual Option Grants. On the first business day of each calendar year, each Director who has not within the prior twelve months received an Initial Option under Subparagraph 6(a)(i), above, shall be granted an Option to purchase one hundred twenty five (125) Shares.

                                    (iii) Attendance Grants. Each Director shall
                           be granted an Option to purchase two hundred fifty
                           (250) Shares for each meeting of the Board of Directors attended by such Director and eighty seven
                           (87) Shares for each meeting of a committee of the Board attended by such Director. Such Options shall be granted as of the day of the meeting. .

                                    (iv)  Other Grants. Each Director shall be
                           entitled to receive an option to purchase such number of Shares for performing other services for the Company if and as shall be determined from time to time by the Board of Directors.

                  In the event that the number of Shares available for grant under the Plan is insufficient to make all grants hereby specified on the relevant date, then all Directors who are entitled to a grant on such date shall share ratably in the number of Shares then available for grant under the Plan.

         (b) Option Exercise Price. The per share purchase price of the Shares purchasable under each Option shall be equal to one hundred percent (100%) of the fair market value per Share. The fair market value per Share referred to in the preceding sentences shall be the Market Price for the date of grant of such Option.

         (c) Exercise Period. Subject to acceleration as provided below, or unless accelerated earlier by the Board of Directors, an Option shall become exercisable for all of the Shares covered thereby one year after the date of grant. If a Director's tenure ends during the applicable one-year period due to death or Disability, each Option of such Director shall become immediately exercisable as to 100% of the Shares covered thereby. If a Director's tenure ends during such period for any reason other than death or Disability (i) any Initial Options or granted during such period shall become immediately exercisable as to 100% of the Shares covered thereby; and (ii) all other Options granted during such period shall lapse immediately as to one twelfth (1/12th) of the Shares covered by such Options for each month or portion of a month remaining in such one year period at the time of the termination.










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                  Upon the occurrence of a Triggering Event, each Option
                  outstanding under this Plan shall become immediately exercisable as to 100% of the Shares covered thereby. Once any portion of an Option becomes exercisable, it shall remain exercisable for the shortest period of (i) 10 years after the date of grant; (ii) one year (or such longer period permitted by the Board of Directors) after a Director's tenure on the Board of Directors terminates due to death or Disability; or
                  (iii) three months (or such longer period permitted by the Board of Directors) after a Director's tenure on the Board of Directors terminates for any reason other than death or Disability.

         (d) Payment of Exercise Price. The purchase or exercise price shall be payable in whole or in part in cash or Shares; and such price shall be paid in full at the time that an Option is exercised. If a Director elects to pay all or a part of the purchase or exercise price in Shares, such Director shall make such payment by delivering to the Company a number of Shares already owned by the Director equal in value to the purchase or exercise price. All Shares so delivered shall be valued at their Market Price on the business day immediately preceding the day on which such Shares are delivered.

7.  TRANSFERABILITY

         Except as otherwise provided herein, or permitted by the Board of Directors, an Option granted to a Director under this Plan shall not be transferable or subject to execution, attachment or similar process, and during the lifetime of the Director shall be exercisable only by the Director. A Director shall have the right to transfer the Option upon such Director's death, either by the terms of such Director's will, trust agreement or under the laws of descent and distribution, and all such distributees shall be subject to all terms and conditions of this Plan to the same extent as would the Director, except as otherwise expressly provided herein.

8.  EXERCISE

          An Option shall be exercisable by a Director's giving written notice of exercise to the Secretary of the Company specifying the number of Shares to be purchased accompanied by payment in full of the required exercise price or other arrangements satisfactory to the Company have been made to assure payment of the exercise price. The Company shall have the right to delay the issue or delivery of any Shares under the Plan until (a) the completion of such registration or qualification of such Shares under any federal or state law, ruling or regulation as the Company shall determine to be necessary or advisable, and (b) receipt from the Director of such documents and information as the Company may deem necessary or appropriate in connection with such registration or qualification.

9.  SECURITIES LAWS

         Each Option Agreement shall contain such representations, warranties and other terms and conditions as shall be necessary in the opinion of counsel to the Company to comply with all applicable federal and state securities laws.

10.  ADJUSTMENT PROVISIONS

         In the event of any stock dividend, split-up, recapitalization, merger, consolidation, combination or exchange of shares, or the like, as a result of which shares of any class shall be issued with respect to the outstanding Shares, or the Shares shall be changed into the same or a different number of the same or another class of stock, or into securities of another person, cash or other property (not including a regular








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cash dividend), the total number of Shares authorized to be offered in accordance with Paragraph 4, the number of Shares subject to each outstanding Option, the exercise price applicable to each such Option, and/or the consideration to be received upon exercise of each such Option shall be appropriately adjusted.

11.  TAXES

         The Company shall be entitled to pay or withhold the amount of any tax which it believes is required as a result of the exercise of any Option under the Plan, and the Company may defer making delivery of Shares obtained pursuant to the exercise of an Option until arrangements satisfactory to it have been made with respect to any such withholding obligations. If a withholding obligation should arise, a Director exercising an Option may, at his election, provided applicable laws and regulations are complied with, satisfy his obligation for payment of withholding taxes either by having the Company retain a number of Shares having an aggregate Market Price on the date the Shares are withheld equal to the amount of the withholding tax or by delivering to the Company Shares already owned by the Director having an aggregate Market Price on the business day immediately preceding the day on which such Shares are delivered equal to the amount of the withholding tax.

12.  EFFECTIVENESS OF THE PLAN

         The Plan, subject to shareholder approval, shall become effective on and as of the Effective Date.

13.  TERMINATION AND AMENDMENT

         The Board of Directors of the Company may terminate the Plan or make such modifications or amendments thereof or to any Option as it shall deem advisable, including, but not limited to, such modifications or amendments as it shall deem advisable in order to conform to any law or regulation applicable thereto. No termination, modification or amendment of the Plan or any Option may, without the consent of a Director, adversely affect the rights of such Director under an outstanding Option then held by the Director.

14.  TENURE

         The grant of an Option pursuant to the Plan is no guarantee that a Director will be renominated, reelected or reappointed as a Director; and nothing in the Plan shall be construed as conferring upon a Director the right to continue to be associated with the Company as a Director or otherwise.











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